Pursuant to Rule 497(e)
Registration No. 333-11283

SUNAMERICA FOCUSED SERIES, INC.

Focused Mid-Cap Growth Portfolio

Focused Mid-Cap Value Portfolio

Supplement dated October 25, 2007 to the Prospectus

dated May 1, 2007, as supplemented on September 4, 2007,

September 20, 2007 and October 4, 2007

Effective immediately, Class I shares of the Focused Mid-Cap Growth Portfolio and Focused Mid-Cap Value Portfolio are no longer offered for sale.

SUP5-FOCPR-10/07 (FocMidCapG&V)